SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  June 4, 2003
                Date of report (Date of earliest event reported)

                    THE FIRST CONNECTICUT CAPITAL CORPORATION
               (Exact name of registrant as specified in charter)

         Connecticut                811-0969               06-0759497
-----------------------------   ------------------    --------------------
(State or Other Jurisdiction    (Commission File         (IRS Employer
      of Incorporation)              Number)           Identification No.)

1000 Bridgeport Avenue, Shelton, Connecticut          06484
--------------------------------------------     ----------------
(Address of principal executive of offices)         (Zip code)


        Registrant's telephone number including area code: (203) 944-5400
                                                           --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or former address, if changed since last report)




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ITEM 5.         OTHER EVENTS.


On June 4, 2003, the Registrant changed its name from The First Connecticut Capital Corporation to FCCC, Inc. The name change was effected by filing an amendment to the Registrant's certificate of incorporation with the Secretary of State of the State of Connecticut on June 4, 2003. The name change was approved by the stockholders of the Company at the annual meeting of stockholders held on June 3, 2003.

In connection with the change of its corporate name, the symbol under which the Company trades on the OTC Bulletin Board has changed from FCCC to FCIC. This change is effective as of June 10, 2003. The Company has also obtained a new CUSIP number, which is 30246C 10 4.

A copy of the Company's press release is filed as Exhibit 99.1 hereto and incorporated by reference.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

NUMBER   DESCRIPTION

3.1 Certificate of Amendment to the Certificate of Incorporation of The First Connecticut Capital Corporation, as filed with the Secretary of State of the State of Connecticut on June 4, 2003.

99.1    Press Release dated June 10, 2003.



                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       THE FIRST CONNECTICUT CAPITAL CORPORATION



                                         By: /S/LAWRENCE R. YURDIN
                                            ------------------------------------
                                             Name:    Lawrence R. Yurdin
                                             Title:   President and
                                                      Chief Executive Officer

Dated:     June 10, 2003


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                                  EXHIBIT INDEX



           NUMBER              DESCRIPTION

           3.1 Certificate of Amendment to the Certificate of Incorporation of The First Connecticut Capital Corporation, as filed with the Secretary of State of the State of Connecticut on June 4, 2003.

           99.1                Press Release dated June 10, 2003.


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